MAXIM SERIES FUND, INC.              Rule 497(e)
                   Supplement to Qualified Prospectus   File No. 2-75503
                          dated April 30, 1996

On page 28 of the Prospectus amending disclosure in the first paragraph regarding the Foreign Equity
Portfolio, reference to Draycott Partners, Ltd. is deleted and the following disclosure is substituted therefor:

     Loomis Sayles & Company L.P. serves as sub-adviser to this Portfolio.

And the following disclosure is added:

     To the second paragraph on page 29:

     The Portfolio may also, from time to time, invest up to 20% of its assets in fixed-income securities issued or guaranteed by foreign governments (including their political subdivisions, agencies and authorities, and/or instrumentalities), issued by supranational agencies or issued by foreign companies including but not limited to less than investment grade or non-rated debt. Such fixed income securities may also include convertible securities issued by foreign companies. Securities with a rating which is less than investment grade are commonly referred to as "junk bonds." Lower rated fixed-income securities generally provide higher yields, but are subject to greater credit and market risks than higher quality fixed-income securities and are considered predominately speculative with respect to the ability of the issuer to meet principal and interest payments. In addition, the secondary market may be less liquid for lower-rated fixed-
     income securities which may make the valuation and sale of the securities more difficult.
     The Statement of Additional Information contains more information about securities ratings.

     To the fifth paragraph on page 29:

     Such investments may include investments in closed-end investment companies domiciled in the
     United States but which invest primarily in securities issued by foreign companies.

On page 34 of the prospectus, delete all reference to Draycott Partners, Ltd. and add to the existing disclosure regarding Loomis Sayles & Company L.P.:

     Loomis Sayles is the sub-adviser of the Small-Cap Aggressive Growth, Corporate Bond and Foreign Equity Portfolios.

     The day-to-day manager of the Foreign Equity Portfolio is Paul Drexler, Vice President of
     Loomis Sayles and who also serves as the fund manager of the Loomis Sayles International Equity Fund (since 1996) and the New England International
Fund (since
     1997).

     The Investment Adviser is responsible for compensating Loomis Sayles which receives compensation from the Investment Adviser at the annual rate of .60% on the first $10 million, .50% on the next $50 million and .35% on amounts over 450 million on the Foreign
     Equity Portfolio.


The date of this supplement is February 14, 1997.